                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               February 15, 2000
               Date of Report (Date of Earliest Event Reported)


  Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity
     Loan Trust 1999-1 Home Equity Loan Asset-Backed Notes, Series 1999-1,
                     Class A-1 Notes and Class A-2 Notes)


                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     333-79833                 68-0397342
          --------                     ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)


                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events
               ------------

               Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1999-1 Home Equity Loan Asset-Backed Notes Series, 1999-1, Class A-1 Notes and Class A-2 Notes (the "Series 1999-1 Notes").

               The following exhibit which relates specifically to the Series 1998-1 Notes is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1      Monthly Payment Date Statement distributed to
                         holders of Series 1999-1 Notes dated February 15, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2000



                                    GREEPOINT MORTGAGE SECURITIES
                                    INC. (SUCCESSOR TO HEADLANDS
                                    MORTGAGE SECURITIES INC.)



                                    By:  /s/ Gilbert J. MacQuarrie
                                       ----------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)

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                                 EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 1999-1 Notes dated February 15, 2000...............            5